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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                      January 12, 1999 (December 31, 1998)


                       ROCKWELL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                    1-12383                    25-1797617
     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)

600 Anton Boulevard, Suite 700, Costa Mesa, California      92626-7147
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code:  (714) 424-4200



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets.

          On December 31, 1998, Rockwell International Corporation ("Registrant") completed the spin-off of its Semiconductor Systems business to holders of shares of common stock, par value $1 per share, of Registrant, by means of the distribution (the "Distribution") to such holders of all outstanding shares of common stock, par value $1 per share, of Conexant Systems, Inc., then a wholly-owned Delaware subsidiary of Registrant ("Conexant"), including the preferred share purchase rights associated with such common stock (collectively, "Conexant Common Stock"). Conexant began operations as an independent, separately traded, publicly-held company on January 1, 1999.

          The Distribution was made without the payment of any consideration or the exchange of any shares by Registrant's shareowners. In the Distribution, Registrant's shareowners received one share of Conexant Common Stock for every two shares of common stock of Registrant owned on December 11, 1998. Ownership of Conexant Common Stock was registered in book-entry form and each shareowner of Registrant will receive a stock distribution statement indicating the number of full shares of Conexant Common Stock that has been credited to the shareowner.

          In connection with the Distribution, Registrant and Conexant entered into a Distribution Agreement, an Amended and Restated Employee Matters Agreement and a Tax Allocation Agreement, which are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively.

          As previously announced, Registrant received a ruling from the Internal Revenue Service that the Distribution will be tax-free to Registrant's shareowners for United States federal income tax purposes, except to the extent cash is received by a shareowner in lieu of a fractional share of Conexant Common Stock.

          In connection with the Distribution, Conexant Common Stock was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. "When-issued" trading in Conexant Common Stock commenced on the Nasdaq Stock Market, Inc. National Market System ("Nasdaq") on December 9, 1998 under the trading symbol "CNXTV". Conexant Common Stock began trading "regular way" on Nasdaq on January 4, 1999 under the trading symbol "CNXT".


                              (Page 2 of 5 Pages)

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          Registrant is not aware of any material relationship between Conexant and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer that existed at the date of the Distribution, except as disclosed in Conexant's Registration Statement on Form 10, as amended (File No. 000-24923) and except that Mr. Donald R. Beall, Chairman of the Executive Committee of the Board of Directors of Registrant, serves as a non-executive director of Conexant and Mr. Richard M. Bressler, who resigned as a director of Registrant effective December 30, 1998, serves as a non-executive director of Conexant.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         2.1 Distribution Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.

         2.2 Amended and Restated Employee Matters Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.

         2.3 Tax Allocation Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.


                              (Page 3 of 5 Pages)

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ROCKWELL INTERNATIONAL CORPORATION
                                                        (Registrant)


                                             By   /s/ William J. Calise, Jr.
                                                -------------------------------
                                                William J. Calise, Jr.
                                                Senior Vice President, General
                                                  Counsel and Secretary

Dated:  January 12, 1999


                              (Page 4 of 5 Pages)

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                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                               Numbered
Number                             Description                          Page
------                             -----------                          ----

 2.1 Distribution Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant
       Systems, Inc.

 2.2 Amended and Restated Employee Matters Agreement dated as of December 31, 1998 by and between Rockwell International
       Corporation and Conexant Systems, Inc.

 2.3 Tax Allocation Agreement dated as of December 31, 1998 by and between Rockwell International Corporation and Conexant Systems, Inc.


                              (Page 5 of 5 Pages)